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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2001


                                KRAFT FOODS INC.
             (Exact name of registrant as specified in its charter)


          Virginia                  001-16483                   52-2284372
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


    Three Lakes Drive, Northfield, Illinois                           60093-2753
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               (847) 646-2000



         (Former name or former address, if changed since last report.)

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Item 5.           Other Events.

         Kraft Foods Inc. (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a Prospectus dated August 30, 2001 and a Prospectus Supplement dated October 30, 2001 (Registration No. 333-67770) in connection with the public offering of $1,250,000,000 4 5/8% Notes due 2006, $2,000,000,000 5 5/8% Notes due 2011 and $750,000,000 6 1/2% Notes due 2031
(collectively, the "Notes"). The purpose of this Current Report on Form 8-K (the "Report") is to file with the Commission the Terms Agreement and certain other documents related to such offering.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. The following documents are filed as part of this Report.

(c)               Exhibits.

EXHIBIT                           DESCRIPTION
  NO.                             -----------
-------

1             Terms Agreement dated as of October 30, 2001

4.1(a)        Specimen of 5 5/8% Note due 2011

4.1(b)        Terms of Notes Schedule

12 Statement regarding computation of ratios of earnings to fixed changes


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KRAFT FOODS INC.

                                           By:          /s/ James P. Dollive
                                              ---------------------------------
                                               Name:   James P. Dollive
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer
Date:  November 2, 2001

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                                INDEX TO EXHIBITS


EXHIBIT                            DESCRIPTION
  NO.                              -----------
-------

1             Terms Agreement dated as of October 30, 2001

4.1(a)        Specimen of 5 5/8% Note due 2011

4.1(b)        Terms of Notes Schedule

12 Statement regarding computation of ratios of earnings to fixed changes